UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2015

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda		HM 11
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A (the “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Kosmos Energy Ltd. (the “Company”) filed on June 5, 2015 (the “Original 8-K”). In the Original 8-K, the Company inadvertently included the incorrect signatory on the signature page. This Form 8-K/A amends the Original 8-K for the sole purpose of including the correct signatory on the signature page. Other than as described in this Explanatory Note, this Form 8-K/A is identical to the Original 8-K. This 8-K/A speaks as of the original filing date of the Original 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2015 Annual General Meeting of Shareholders of Kosmos Energy Ltd. (the “Company”) was held on June 3, 2015. There were 387,603,709 common shares entitled to vote at the meeting and a total of 342,578,364 (approximately 88.38%) were represented at the meeting.

The proposals voted upon at the 2015 Annual General Meeting of Shareholders and the final results of the vote on each proposal were as follows:

Proposal 1—The election of eleven directors to hold office until the 2016 Annual General Meeting of Shareholders, and until their respective successors are elected.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Withheld	Not Voted (Broker Non-Votes)

Andrew G. Inglis	293,313,749	34,244,329	15,020,286
Brian F. Maxted	304,155,839	23,402,239	15,020,286
Sir Richard B. Dearlove	324,686,899	2,871,179	15,020,286
David I. Foley	303,942,832	23,615,246	15,020,286
David B. Krieger	304,042,018	23,516,060	15,020,286
Joseph P. Landy	266,976,402	60,581,676	15,020,286
Prakash A. Melwani	266,923,881	60,634,197	15,020,286
Adebayo (“Bayo”) O. Ogunlesi	323,791,000	3,767,078	15,020,286
Chris Tong	324,736,782	2,821,296	15,020,286
Christopher A. Wright	324,688,186	2,869,892	15,020,286

Proposal 2—The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and the authorization of the Company’s Audit Committee of the Board of Directors to determine their remuneration.

The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain

341,749,826	589,664	238,874

Proposal 3—Nonbinding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement.

The compensation of the Company’s named executive officers was approved by nonbinding, advisory vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)

326,029,008	1,210,139	318,931	15,020,286

Proposal 4—The approval of (i) an amendment to the Company’s Long Term Incentive Plan (“LTIP”) to increase the aggregate number of common shares authorized for issuance under the LTIP by 15,000,000 common shares and (ii) the material terms of the performance goals under the LTIP for purposes of Section 162(m) of the Internal Revenue Code.

The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)

306,900,993	18,168,693	2,488,392	15,020,286

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2015

KOSMOS ENERGY LTD.

By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer